10.5

                       ASSIGNMENT AND ASSUMPTION OF LEASES


     THIS ASSIGNMENT, entered into this 24th day of January, 1997, by and between SUNSHINE KEY ASSOCIATES LIMITED PARTNERSHIP, a Florida limited partnership, hereinafter referred to as the "Assignor", and OHIO KEY I, INC., a Florida corporation, hereinafter referred to as the "Assignee".

     1. Definitions. The following terms shall have the respective meanings specified below when used in this Assignment:

          A. "Property" means the real property located in Monroe County, Florida, described on Exhibit "1" attached hereto, together with all buildings and improvements thereon, and all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining;

          B. "Leases" mean (i) all leases, tenant registration agreements, occupancy agreements, rental agreements, storage agreements, registration cards, reservations for recreational vehicle park space(s), reservations for boat slip(s), rental arrangements and all other agreements wherein possessory, use or occupancy rights are granted or conveyed to a third party with respect to the Property (or any portion thereof), and (ii) all rental agreements, leases, rental arrangements, tenancies, use agreements and occupancy agreements affecting the Property (or any portion thereof) wherein the Assignor is the operator (as defined in Florida Statutes (section)513.01), proprietor, lessor, landlord or other similarly denominated party; and

          C. "Security Deposits" mean any and all security deposits, advance rental and reservation deposits held by, or paid to, Assignor on account of the tenants, lessees, registrants, guests or any other third party under the Leases.

     2. Assignment. For and in consideration of the sum of Ten and NO/100 ($10.00) Dollars and other good and valuable consideration, received on behalf of the Assignee, at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, the Assignor hereby grants, bargains, sells, assigns, conveys, transfers and sets over unto the Assignee all of the Assignor's right, title and interest in and to the Leases and Security Deposits.

     3. Assumption. In reliance upon the covenants and representations on the part of the Assignor herein contained, the Assignee hereby assumes, and agrees to be bound by all of the covenants, agreements and obligations of Assignor under the Leases which shall arise, or which are required to be performed, after the date of this Assignment, and Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits under said Leases if, when and as required by said Leases or otherwise by law. Assignee shall indemnify, defend and hold Assignor harmless from and against all liabilities, damages, claims, costs, fees and expenses whatsoever (including reasonable attorneys' fees and court costs) arising out of the obligations assumed by Assignee pursuant to this Section 3.


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     4. Representation. The Assignor hereby represents and covenants as follows:

          A. That the Assignor has good and lawful right, power and authority to convey the Leases to the Assignee;

          B. That the Assignor is not in default under any of said Leases;

          C. That, except for the Leases, there are no tenancies, leases, rental agreements or occupancy agreements affecting the Property or any portion thereof; and

          D. That the Assignor has performed all covenants, agreements and obligations on its part to be performed under the terms of the Leases.

     5. Binding Effect. This Assignment shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     6. Attorneys' Fees. The Assignee shall be entitled to recover from the Assignor all costs and expenses, including attorneys' fees, incurred by Assignee as a consequence of the breach of any covenant, representation, and/or warranty herein contained.

     7. Counterparts. This Assignment may be executed and delivered in counterparts, each of which shall be deemed to be a duplicate original hereof.

     8. Effective Date. This Assignment shall be effective as of January 1,
1997.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

Signed, Sealed and Delivered     Ohio Key I, Inc.
in the Presence of:

/s/ Jane Bergman                 By: /s/ C. John Knorr, Jr.
----------------                     -----------------------------
                                     C. John Knorr, Jr., President

                                                "ASSIGNEE"


Signed, Sealed and Delivered     Sunshine Key Associates Limited Partnership, a
in the Presence of:              Florida limited partnership

/s/ Jane Bergman                 By: Infinity Investment Group, Inc.,
                                     its general partner

                                 By: /s/ C. John Knorr, Jr.
                                     -----------------------------
                                     C. John Knorr, Jr., President

                                                "ASSIGNOR"


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STATE OF          FLORIDA           )
                  -------           )
COUNTY OF                           )

     The foregoing instrument was acknowledged before me this ____ day of _______________, 1997, by C. John Knorr, Jr., the President of Ohio Key I, Inc., a Florida corporation, on behalf of said corporation. He is personally known to me or has produced as identification.


My Commission Expires:
                                               Notary Public, State of Florida
         (SEAL)

                                               Printed Notary Signature


STATE OF          FLORIDA           )
                  -------           )
COUNTY OF                           )

     The foregoing instrument was acknowledged before me this ____ day of ______________, 1997, by C. John Knorr, Jr., the President of Infinity Investment Group, Inc., the general partner of Sunshine Key Associates Limited Partnership, a Florida limited partnership, on behalf of said corporation and partnership. He is personally known to me or has produced as identification.

My Commission Expires:
                                               Notary Public, State of Florida
         (SEAL)

                                               Printed Notary Signature


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